Schedule of other financial liabilities (Details) ₨ in Thousands, $ in Thousands		Mar. 31, 2025 USD ($)	Mar. 31, 2025 INR (₨)	Mar. 31, 2024 INR (₨)
Other Financial Liabilities
Due to employees			₨ 93,924	₨ 65,815
Deposits	[1]			353,154
Total		$ 1,099	₨ 93,924	₨ 418,969

[1]	Deposit received from the Global Distribution System provider (GDS), which is repayable at the end of the contract and interest free nature was initially recognized at fair value. The difference between the deposit received and fair value initially recognized is treated as deferred consideration under Note 35. Deposits are subsequently measured at amortized cost and unwinding is recognized under finance cost. The deferred consideration recognized is amortized over the tenure of deposit on straight line basis and amortization is recognized as revenue.